                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2000
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                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)

   Delaware                     333-76801                      52-1495132
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

           343 Thornall Street
              Edison, NJ                             08837
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(Address of principal executive offices)           Zip Code

           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Filing of Collateral Term Sheets

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2000-S8.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
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(99.1)                          Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION



Date: September 28, 2000                    By:       /s/ Eileen A. Lindblom
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                                                     Name:   Eileen A. Lindblom
                                                     Title:  Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description
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(99.1)                     Collateral Term Sheets